                                                                   EXHIBIT 10.18

NATIONSBANK
NATIONSBANK OF TEXAS, N.A.

--------------------------------------------------------------------------------


                                FOURTH AMENDMENT
                                       TO
                        FINANCING AND SECURITY AGREEMENT

         This agreement ("Fourth Amendment") is executed and entered into by and among NationsBank of Texas, N.A. ("Lender"), Ultrak, Inc., a Delaware corporation ("Ultrak Parent"), Dental Vision Direct, Inc., a Texas corporation ("DVDI"), Diamond Electronics, Inc., an Ohio corporation ("Diamond"), JAK PACIFIC VIDEO WARRANTY AND REPAIR SERVICES, INC., a California corporation ("JAK"), and Ultrak Operating, L.P., a Texas limited partnership ("Ultrak Limited"), as of the Effective Date defined below, as follows:

                                  Definitions

         The following definitions, together with those specified in the preamble, shall apply throughout this Fourth Amendment:

         "Transfers" means collectively the asset sale and purchase transactions evidenced by the Transfer Agreements.

         "Effective Date" means the effective date of this Agreement, being December 29, 1995.

         "Financing and Security Agreement" means the certain Financing and Security Agreement dated effective as of September 24, 1993 among Lender, Ultrak Colorado, Loss Prevention Electronics Corporation, CCTV Source International, Inc., and DVDI, as amended by the First Amendment to Financing and Security Agreement dated effective October 31, 1994, the Second Amendment to Financing and Security Agreement dated effective February 9, 1995, and the Third Amendment to Financing and Security Agreement dated effective July 18, 1995, as modified, amended, renewed, extended or restated from time to time.

         "Mergers" means collectively Merger 1 and Merger 2.

         "Merger 1" means the merger transaction pursuant to the certain Agreement and Plan of Merger dated December 20, 1995 among Exxis and Ultrak Colorado, by which Exxis was merged into Ultrak Colorado, with Ultrak Colorado as the survivor.

         "Merger 2" means the merger transaction pursuant to the certain Agreement and Plan of Merger dated December 20, 1995 between Ultrak Colorado and Ultrak Parent, by which Ultrak Colorado was merged on the Merger Date into Ultrak Parent, with Ultrak Parent as the survivor.

         "Merger Date" means December 29, 1995.

         "Transfer Agreements" means collectively Transfer Agreement A1, Transfer Agreement A2, Transfer Agreement B1 and Transfer Agreement B2, respectively.

         "Transfer Agreement A1" means the certain Assignment Agreement dated effective as of the Transfer Date between Ultrak Parent and Ultrak GP pursuant to which Ultrak Parent sold and transferred to Ultrak GP and Ultrak GP purchased from Ultrak Parent, certain assets of Ultrak Parent, as provided therein.

         "Transfer Agreement A2" means the certain General Bill of Sale, Assignment and Assumption Agreement dated effective as of the Transfer Date between Ultrak Parent and Ultrak LP pursuant to which Ultrak Parent sold and transferred to Ultrak LP and Ultrak LP purchased from Ultrak Parent, certain assets of Ultrak Parent, as provided therein.

         "Transfer Agreement B1" means the certain Assignment Agreement dated effective as of the Transfer Date between Ultrak GP and Ultrak Limited pursuant to which Ultrak GP sold and transferred to Ultrak Limited and Ultrak Limited purchased from Ultrak GP, all of the assets acquired by Ultrak GP pursuant to Transfer Agreement A1.

         "Transfer Agreement B2" means the certain General Agreement, Assignment and Assumption Agreement dated effective as of the Transfer Date between Ultrak LP and Ultrak Limited pursuant to which Ultrak LP sold and transferred to Ultrak Limited and Ultrak Limited purchased from Ultrak LP, all of the assets acquired by Ultrak LP pursuant to Transfer Agreement A2.

         "Transfer Date" means December 29, 1995.

         "Ultrak Colorado" means Ultrak, Inc., a Colorado corporation and predecessor by merger of Ultrak Parent.

         "Ultrak GP" means Ultrak GP, Inc., a Delaware corporation and wholly owned subsidiary of Ultrak Parent.

         "Ultrak LP" means Ultrak LP, Inc., a Delaware corporation and wholly owned subsidiary of Ultrak Parent.

         "Ultrak Parties" collectively means Ultrak Parent, Diamond and Ultrak Limited.

Except as provided otherwise herein, terms defined in the Financing and Security Agreement are incorporated herein by reference and shall have the same meanings wherever used herein as are prescribed by the Financing and Security Agreement, as amended by this Fourth Amendment.

                                    Recitals

         The Mergers occurred on the Merger Date.

         The Transfers occurred on the Transfer Date.

         Lender, Ultrak Parent and Diamond are parties to the Financing and Security Agreement. Pursuant to the Financing and Security Agreement, the Ultrak Parties have requested Lender's consent to the Mergers and the Transfers.

         It is proposed that Ultrak Limited become a party to the Financing and Security Agreement as a Borrower, with all rights, benefits and obligations of a Borrower thereunder.

         Lender and the Ultrak Parties have agreed to certain other amendments in respect of the Financing and Security Agreement, as provided hereinbelow.

         NOW THEREFORE, for valuable consideration, the receipt of which hereby is acknowledged, and in consideration of the mutual agreements and benefits in the premises, the undersigned parties each hereby agrees as follows:

                                   ARTICLE I.
                             MERGERS AND TRANSFERS

         1.1 In consideration of Lender's consent to the Mergers, the Ultrak Parties expressly represent and warrant to Lender, and agree with Lender, as follows:

                 a. The Ultrak Parties represent and warrant to Lender that (i) on December 29, 1995, Exxis was merged into Ultrak Colorado pursuant to Merger 1, by which Ultrak Colorado assumed ownership of all assets and properties (including all Collateral owned by Exxis), and all liabilities (including all Obligations owing by Exxis) of Exxis, and (ii) on the Merger Date, Ultrak Colorado was merged into Ultrak Parent pursuant to Merger 2, by which Ultrak Parent assumed ownership of all assets and properties (including all Collateral owned by Ultrak Colorado), and all liabilities (including all Obligations owing by Ultrak Colorado) of Ultrak Colorado. Lender consents to the Mergers subject to the terms of this Fourth Amendment.

                 b. The Ultrak Parties represent to Lender that the Mergers were consummated in compliance with applicable law and are effective. Contemporaneously upon execution hereof, Ultrak Parent shall deliver to Lender a copy of each certificate of merger, or comparable document, certified by the Secretary of State of Delaware and confirming the Mergers.

                 c. Ultrak Parent represents that as a result of the Mergers and as of the Merger Date and continuing on and after the Effective Date, Ultrak Parent (i) has assumed liability for all Obligations previously owing by each of Ultrak Colorado and Exxis, respectively and (ii) acquired ownership of all Collateral previously owned by Ultrak Colorado and Exxis, respectively, subject to Lender's interests under the Financing and Security Agreement. On and after the Merger Date, any and all Loan Documents which at any time have been or are executed in the name of Ultrak Colorado or Exxis, respectively, shall be deemed to be the act of Ultrak Parent.

         1.2 In consideration of Lender's consent to the Transfers, the Ultrak Parties expressly represent and warrant to Lender, and agree with Lender, as follows:

                 a. The Transfers have been closed and consummated effective as of the Transfer Date;

                 b. As a result of the Transfers and effective as of the Transfer Date: (i) all assets owned by Ultrak Parent on the Transfer Date (including without limitation all property acquired as a result of the Mergers), were sold and transferred, absolute, to Ultrak Limited, expressly subject to Lender's security interests and liens under the Financing and Security Agreement but otherwise





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
         free and clear of liens, claims or encumbrances, and (ii) Ultrak Limited assumed all liability and obligation for full payment and performance of all Obligations owing to Lender by Ultrak Parent. As a result of the Transfers and as of the Transfer Date and continuing on and after the Effective Date, Ultrak Limited acknowledges that it is directly liable for all Obligations previously owing by Ultrak Parent prior to the Transfer Date, and that all Collateral previously owned by Ultrak Parent prior to the Transfer Date, and acquired by Ultrak Limited as a result of the Transfers, is now owned by Ultrak Limited, subject to Lender's security interests, liens and interests under the Financing and Security Agreement.

                 c. Execution and performance of the Transfers by Ultrak Parent and Ultrak Limited, respectively, did not and does not breach or violate, or create a default under, any agreement or instrument to which either Ultrak Parent or Ultrak Limited are parties or under which the property of either is bound; and

                 d. The Transfers were governed by the laws of the State of Texas and were executed and consummated in compliance with applicable law.

         1.3     In consideration of Lender's agreements herein, Ultrak Limited
(i) hereby expressly and irrevocably assumes all obligation and liability for full payment of all Obligations owing to Lender by Ultrak Parent as of the Transfer Date and (ii) hereby expressly acknowledges and agrees that all Collateral previously owned by Ultrak Parent and acquired by Ultrak Limited as a result of the Transfers continues as Collateral under the Financing and Security Agreement, subject to Lender's continuing security interests, liens and interests thereunder. Ultrak Limited hereby grants to Lender a continuing security interest and lien in and to all Collateral previously owned by Ultrak Parent and purchased by Ultrak Limited from Ultrak Parent pursuant to the Transfer.

         1.4 Each of the Ultrak Parties agrees to execute such additional documentation in connection with the Mergers or the Transfers as Lender may reasonably request in order to protect and continue Lender's rights under the Loan Documents (including without limitation UCC-1 financing statements naming each of Ultrak Parent and Ultrak Limited, respectively, as debtor and covering all Collateral now or hereafter owned by either of them.

                                  ARTICLE II.
                       SUPPLEMENTAL AGREEMENTS IN RESPECT
                      OF ULTRAK PARENT AND ULTRAK LIMITED

         2.1. The Financing and Security Agreement hereby is amended, as of the Effective Date, to amend or add (as the case may be) the following definitions, which shall read in their entirety as follows:

                 "1.7 "BORROWER" separately and severally means each of Ultrak, DVDI, Diamond, JAK and Ultrak Limited, respectively."

                 "1.9 "BORROWERS" collectively means all of Ultrak, DVDI, Diamond, JAK and Ultrak Limited, collectively together."

                 "1.58 "SUBSIDIARIES" means all subsidiary corporations of Ultrak or other Persons that would be appropriate for inclusion in either consolidating or consolidated financial statements of Ultrak determined according to GAAP, and "Subsidiary" means any of such corporations or other Persons."

                 "1.60 "ULTRAK" means Ultrak, Inc., a Delaware corporation, successor by merger of Ultrak, Inc, a Colorado corporation."

                 "1.60a "ULTRAK LIMITED" means Ultrak Operating, L.P. a Texas limited partnership whose chief executive office is located at 1220 Champion Circle, Suite 100, Carrollton, Texas 75006."

         2.4. Contemporaneously upon execution hereof, Ultrak Limited shall deliver to Lender each of the items (pertaining to itself) as are itemized by subparagraphs (f) through (n) of paragraph 4.1 of the Financing and Security Agreement.

         2.5. Exhibit 3.4 ("Location of Collateral") to the Financing and Security Agreement hereby is amended to the extent necessary to add, as of the Effective Date, the additional locations shown in Exhibit "A" attached hereto which is incorporated herein by reference.

         2.6.    Pursuant to paragraph 3.17 of the Financing and Security
Agreement: Each Borrower other than Ultrak Limited (i) hereby agrees that the continuing security interest and lien previously granted to Lender by such Borrower (or in the case of Ultrak, its predecessor in interest, Ultrak, Inc., a Colorado corporation) under such paragraph 3.17 shall secure all Obligations from time to time owing by each of the other Borrowers, respectively (including without limitation Ultrak Limited), and as additional security, hereby grants to Lender a continuing security interest and lien in and to all of its right, title and interest in the Collateral to secure all Obligations from time to time owing by each of the other Borrowers, respectively (including without limitation Ultrak Limited) (such grant to be governed by, and entitled to all of the benefits of, the Financing and Security Agreement as provided in such paragraph 3.17), (ii) each Borrower other than Ultrak Limited shall execute and deliver for the benefit of Lender guaranty agreements pursuant to which such party shall guarantee to Lender the prompt payment and performance of all Obligations from time to time owing by Ultrak Limited (such guaranty agreements to be in form and substance satisfactory to Lender and delivered to Lender contemporaneously upon execution of this Fourth Amendment) and (iii) Ultrak Limited hereby grants to Lender A continuing security interest and lien in and to all of its right, title and interest in the Collateral to secure all Obligations of each other Borrower from time to time arising on or after the Effective Date, respectively (such grants to be governed by, and entitled to all of the benefits of the Financing and Security Agreement), and Ultrak Limited shall execute and deliver for the benefit of Lender a guaranty agreement pursuant to which it shall guarantee to Lender the prompt payment and performance of all Obligations of each other Borrower from time to time arising on or after the Effective Date (such guaranty agreements to be in form and substance satisfactory to Lender), provided that it is agreed that (i) such security interest and guaranty agreements shall not secure any Obligations of any such other Borrower existing and owing as of the close of Lender's business on the Business Day preceding the Effective Date (for this purpose it is agreed that payments applied on or after the Effective Date to Obligations of any Borrower shall be deemed applied first in reduction of Obligations of such Borrower existing as of the close of Lender's business on the Business Day preceding the Effective Date). Each Borrower hereby acknowledges that its agreement to the provisions of this paragraph is in consideration of the availability of loans to each of the other Borrowers under the Financing and Security Agreement and is not required by Lender as a condition to the availability of loans or extensions of credit to such Borrower.

         2.7. As of the Effective Date, Exhibit 5.6 ("Share Ownership") of the Financing and Security Agreement hereby is amended and restated to read in its entirety as follows:

         "5.6    SHARE OWNERSHIP. Each of Borrower's outstanding shares or
         interests (as the case may be) has been duly and validly issued and is fully paid and is nonassessable. The outstanding equity ownership of Borrower is as specified in Exhibit 5.6. Except as provided in Exhibit 5.6, there are no subscriptions, options to purchase, conversion or exchange rights, warrants or other agreements, claims or commitments of any nature obligating Borrower to issue, transfer, deliver or sell additional shares or interests of its equity ownership,"

Exhibit 5.6 to the Financing and Security Agreement hereby is amended and restated to read in its entirety as specified in Exhibit "B" attached hereto.

         2.8. Ultrak Limited has delivered to Lender its balance sheet as of the Effective Date (after effectiveness of the Mergers and the Transfers), prepared in accordance with GAAP, and such balance sheet fairly presents the financial condition of such Ultrak Limited as of such date, subject to year-end adjustments,

         2.9. Ultrak Limited hereby represents and warrants to Lender each of the representations and warranties provided by the following paragraphs of the Financing and Security Agreement, as of the Effective Date, as though separately set forth herein: Paragraphs 3.3, 3.4 (as amended by paragraph 2.5 of this Fourth Amendment), 3.6, 3.9, 5.1 through 5.6 (as amended by paragraph
2.7 of this Fourth Amendment), and each of paragraphs 5.9 through 5.20, provided, that in connection with the foregoing, as to Ultrak Limited only:

                 a. In paragraph 5.1, (i) the heading, "Corporate Name; Trade Names" shall be deemed instead to read "Name; Trade Names" and
         (ii) the word "corporate" shall be deemed instead to read "limited partnership";

                 b. In paragraph 5.3, (i) the heading, "Corporate Existence" shall be deemed instead to read "Existence" and (ii) the clause "Borrower is a corporation, duly incorporated,..." shall be deemed instead to read, "Borrower is a limited partnership, duly formed,...";

                 c. In paragraph 5.4, (i) the heading, "Corporate Power and Authority; Validity" shall be deemed instead to read "Power and Authority; Validity" and (ii) the word "corporate" in the last line thereof shall be deemed instead to read "partnership"; and

                 d. In paragraph 5.5, the clause "articles of incorporation or bylaws" shall be deemed instead to read "its agreement of limited partnership".

         2.10. On and after the Effective Date, Ultrak Limited shall be deemed to be a party to the Financing and Security Agreement (as supplemented by this Fourth Amendment) as a Borrower for all purposes, and Ultrak Limited hereby covenants and agrees to perform all obligations of a Borrower thereunder, subject to the terms of this Fourth Amendment.

                       ARTICLE III. ADDITIONAL AMENDMENTS

         3.1 The Financing and Security Agreement hereby is amended to restate the following definitions in Article I, as follows:

         "1.19 "CREDIT LIMIT" means the amount of Twenty Million and no/100 Dollars ($20,000,000.00)."

         "1.59b "TERM FACILITY CREDIT LIMIT" means the maximum amount in respect of the Term Facility applicable to each respective Borrower, as follows: (i) $0.00 for Ultrak, (ii) $1,800,000.00 for Diamond and
         (iii) $700,000.00 for Ultrak Limited."

         3.2 Paragraph 1.21 (definition of "Eligible Accounts") of the Financing and Security Agreement hereby is amended to add the following, immediately after the existing last sentence thereof:

         "At Lender's discretion, Lender may consider for eligibility accounts owing by account debtors located outside the United States, provided, that the aggregate unpaid amount (in United States dollars) (i) of all such accounts at no time exceeds $500,000.00 and (ii) for all such accounts owing by any single account debtor at no time exceeds $100,000.00, and provided further, that the determination of whether to include any such accounts as Eligible Accounts shall at all times be and remain in Lender's sole discretion."

         3.3 In paragraph 1.4 (definition of "Aggregate Borrowing Base") and paragraph 1.16 (definition of "Company Borrowing Base"), the dollar amount "$8,750,000.00" hereby is amended, in each case, to read "$10,000,000.00".

         3.4 Paragraph 2.2a ("LIBOR Option") is amended to correct the paragraph reference in line 2 thereof to read "paragraph 2.2", and paragraph 2.2b ("Interest Rate Reduction") of the Financing and Security Agreement hereby is amended and restated to read in its entirety as follows:

                 "2.2b INTEREST RATE REDUCTION. The interest rate(s) otherwise applicable to the Revolving Facility under paragraph 2.2 or paragraph 2.2a, as the case may be, shall be subject to reduction on the conditions, and in specified amounts, as follows:

============================================================================
            CONDITIONS                              AMOUNT OF RATE
                                                      REDUCTION
  No Event of Default exists, and:
                                           =================================
                                              Contract Rate        LIBOR
                                                               Contract Rate
============================================================================
Tangible Net Worth at December 31, 1996
equals or exceeds $17,500,000.00 and
-------------------------------------------
                                               One-quarter      One-half
Pretax Net Income for fiscal year ending          of               of
December 31, 1996 equals or exceeds           one percent      one percent
6,000,000.00 and                                (0.25%)          (0.5%)
-------------------------------------------

Leverage Ratio at December 31, 1996 does
not exceed 2.25 to 1.00.
============================================================================

         Once achieved, any such reduction shall be permanent, subject to the other terms and conditions of this Agreement. Compliance with the above conditions shall be measured and determined according to the annual audited financial statements delivered to Lender under paragraph 6.5. Any such reduction shall be deemed effective as of the first day of the calendar month next following the calendar month in which such financial statements are delivered to Lender."

         3.5 The amendments specified in this Article III are in addition to, and shall be deemed to become effective simultaneously with, those specified in Article II.

                              ARTICLE IV. GENERAL

         4.1 In consideration of this Fourth Amendment and increase of the Credit Limit as provided herein, Borrowers jointly and severally agree to pay to Lender a Credit Limit increase fee in the amount of $12,500.00 [which is calculated by multiplying the sum of (i) the aggregate amount of increase of the Credit Limit hereunder by one-half of one percent (0.5%)], which shall be payable upon execution hereof.

         4.2.    Contemporaneously upon execution of this Fourth Amendment:

                 a. Each of Ultrak and Diamond shall deliver to Lender a copy of authorizing resolutions (in form reasonably satisfactory to Lender) approving this Fourth Amendment, authorizing the transactions contemplated hereby, and authorizing and directing a named officer or officers to execute and deliver this Fourth Amendment and any related documents contemplated hereby to be executed by such party, duly adopted by its board of directors, accompanied by the certificate of its corporate secretary, dated as of the Effective Date, that such copy is a true and complete copy of resolutions duly adopted by the board of directors, and that such resolutions have not been amended, modified, or revoked in any respect and are in full force and effect as of the date hereof.

                 b. Ultrak Limited shall deliver to Lender a Certificate of General Partner, duly executed by its sole general partner, Ultrak GP, Inc., and certifying and attaching (i) a true and correct copy of Ultrak Limited's certificate of limited partnership, (ii) a certificate of existence, issued and certified by the appropriate governmental official, for each of Ultrak Limited and its sole general partner, Ultrak GP, Inc., (iii) a copy of authorizing resolutions of Ultrak Limited (in form satisfactory to Lender) approving this Fourth Amendment, authorizing the transactions contemplated hereby, and authorizing its sole general partner, Ultrak GP, Inc., to execute and deliver this Fourth Amendment and any related documents contemplated hereby to be executed by Ultrak Limited and (iv) certification of the name and signatures of incumbent officers of its sole limited partner, Ultrak GP, Inc., who are authorized to execute the Fourth Amendment and other Loan Documents on behalf of Ultrak Limited

                 c. A copy of all executed documentation evidencing the Transfers.

                 d. Endorsement to mortgagee's policy of title insurance on all Real Property Collateral to confirm that existing coverage is not affected by the transactions evidenced and contemplated by this Fourth Amendment.

                 e. Opinion of counsel for the Ultrak Parties and Guarantor, confirming (i) consummation of the Mergers in accordance with applicable law, (ii) consummation and enforceability of the Transfers, (iii) formation and existence of Ultrak Limited, (iv) due authorization of the Ultrak Parties to execute and perform this Fourth Amendment, (v) enforceability of this Fourth Amendment and (vi) such other matters as Lender may request.

                 f. Such other documents, agreements and certifications as Lender may reasonably request in connection with this Fourth Amendment.

         4.3 Each of the Ultrak Parties represents that, as of the Effective Date, (i) ownership of Ultrak Limited, and the ownership of its sole general partner and its sole limited partner, respectively, is as reflected in Exhibit "B" attached hereto, (ii) each of the Ultrak Parties is in compliance with all requirements under the Financing and Security Agreement and no Event of Default exists thereunder.

         4.4 The Ultrak Parties and Lender each represents to the other that all necessary authorization action has been taken to authorize its execution and performance of this Fourth Amendment.

         4.5 The Loan Documents, supplemented as provided herein, hereby are ratified and confirmed as being and remaining valid and in full force and effect in accordance with their respective terms, as so supplemented. As of the Effective Date, all references in the Loan Documents to the Financing and Security shall mean the Financing and Security Agreement as amended by this Fourth Amendment.

         4.6 This Fourth Amendment (i) shall be deemed effective prospectively as of the Effective Date, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy of any executed counterpart shall be deemed valid as an original.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED and made effective as of the Effective Date.



                                 ULTRAK, INC.

                                 By: /s/ TIM D. TORNO
                                    ---------------------------------------
                                         Tim D. Torno
                                         Vice President

                                 DENTAL VISION DIRECT, INC.

                                 By: /s/ TIM D. TORNO
                                    ---------------------------------------
                                         Tim D. Torno
                                         Vice President

                                 DIAMOND ELECTRONICS, INC.

                                 By: /s/ TIM D. TORNO
                                    ---------------------------------------
                                         Tim D. Torno
                                         Vice President

                                 JAK PACIFIC VIDEO WARRANTY AND REPAIR
                                 SERVICES, INC.

                                 By: /s/ TIM D. TORNO
                                    ---------------------------------------
                                         Tim D. Torno
                                         Vice President


                                 ULTRAK OPERATING, L.P.
                                 A Texas limited partnership

                                 By: Ultrak G.P., Inc., its sole general partner

                                 By: /s/ TIM D. TORNO
                                    ---------------------------------------
                                         Tim D. Torno
                                         Vice President

                                 NATIONSBANK OF TEXAS, N.A.

                                 BY: /s/ FORREST W. MCCOLLUM
                                    ---------------------------------------
                                          Forrest W. McCollum
                                          Vice President


                              CONSENT BY GUARANTOR

         The undersigned hereby consents to the foregoing Fourth Amendment to Financing and Security Agreement and confirms that the certain Amended and Restated Guaranty by Individual dated July 18, 1995 executed by the undersigned for the benefit of Lender is amended and restated and continued in full force and effect as evidenced by the certain Amended and Restated Guaranty by Individual of even date herewith executed by the undersigned for the benefit of Lender.


                                    /s/ GEORGE K. BROADY
                                    ---------------------------------------
                                    George K. Broady, individually

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Tim D. Torno, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said ULTRAK, INC., a Delaware corporation, and that he executed the same for the purposes and considerations therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 29th day of December, 1995.

                                                  /s/ SHERRI D. BENDER
                                                  ------------------------------
                                                  NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
                                                  Sherri D. Bender
------------------------------                    ------------------------------
          [SEAL]                                  (Printed Name of Notary)
     Sherri D. Bender
Notary Public, State of Texas
  My Comm. Expires 03/14/96


THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Tim D. Torno, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said DENTAL VISION DIRECT, INC., A Texas corporation, and that he executed the same for the purposes and considerations therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 29th day of December, 1995.

                                                  /s/ SHERRI D. BENDER
                                                  ------------------------------
                                                  NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
                                                  Sherri D. Bender
------------------------------                    ------------------------------
          [SEAL]                                  (Printed Name of Notary)
     Sherri D. Bender
Notary Public, State of Texas
  My Comm. Expires 03/14/96


THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Tim D. Torno, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said DIAMOND ELECTRONICS, INC., an Ohio corporation, and that he executed the same for the purposes and considerations therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 29th day of December, 1995.

                                                  /s/ SHERRI D. BENDER
                                                  ------------------------------
                                                  NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
                                                  Sherri D. Bender
------------------------------                    ------------------------------
          [SEAL]                                  (Printed Name of Notary)
     Sherri D. Bender
Notary Public, State of Texas
  My Comm. Expires 03/14/96


THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Tim D. Torno, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said JAK PACIFIC VIDEO WARRANTY AND REPAIR SERVICES, INC., a California corporation, and that he executed the same for the purposes and considerations therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 29th day of December, 1995.

                                                  /s/ SHERRI D. BENDER
                                                  ------------------------------
                                                  NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
                                                  Sherri D. Bender
------------------------------                    ------------------------------
          [SEAL]                                  (Printed Name of Notary)
     Sherri D. Bender
Notary Public, State of Texas
  My Comm. Expires 03/14/96

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Tim D. Torno, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of Ultrak G.P., Inc., a Delaware corporation and sole general partner, on behalf and as the act of ULTRAK OPERATING, L.P., a Texas limited partnership, and that he executed the same for the purposes and considerations therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 29th day of December, 1995.

                                                  /s/ SHERRI D. BENDER
                                                  ------------------------------
                                                  NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
                                                  Sherri D. Bender
------------------------------                    ------------------------------
          [SEAL]                                  (Printed Name of Notary)
     Sherri D. Bender
Notary Public, State of Texas
  My Comm. Expires 03/14/96


THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared GEORGE K. BROADY, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and considerations therein expressed,

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 28th day of December, 1995.

                                                  /s/ DEBORAH DUNCAN
                                                  ------------------------------
                                                  NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
                                                  Deborah Duncan
------------------------------                    ------------------------------
           [SEAL]                                 (Printed Name of Notary)
       Deborah Duncan
   MY COMMISSION EXPIRES
     JANUARY 9, 1999


THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Forrest W. McCollum, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said NATIONSBANK OF TEXAS, N.A., a national banking association, and that he executed the same for the purposes and considerations therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 29th day of December, 1995.

                                                  /s/ SHERRI D. BENDER
                                                  ------------------------------
                                                  NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
                                                  Sherri D. Bender
------------------------------                    ------------------------------
          [SEAL]                                  (Printed Name of Notary)
     Sherri D. Bender
Notary Public, State of Texas
  My Comm. Expires 03/14/96

                                 EXHIBIT "A"
                                      TO
             FOURTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT

              --------------------------------------------------

                          SUPPLEMENT TO EXHIBIT 3.4
                       FINANCING AND SECURITY AGREEMENT
                                    AMONG
                          NATIONSBANK OF TEXAS, N.A.
                                ULTRAK, INC.,
                         DENTAL VISION DIRECT, INC.,
                          DIAMOND ELECTRONICS, INC.,
             JAK PACIFIC VIDEO WARRANTY AND REPAIR SERVICES, INC.
                            ULTRAK OPERATING, L.P.




                           LOCATIONS OF COLLATERAL
                          SUPPLEMENT TO EXHIBIT 3.4
                          -------------------------

All Inventory and Equipment owned by Ultrak Operating, L.P. is located at the following locations:


================================================================================
ADDRESS OF LOCATION              COUNTY                  Owned or Leased
                                                  (if leased, name of landlord)
================================================================================
                            ULTAK OPERATING, L.P.
================================================================================
1220 Champion Circle,            Dallas                      Leased
Suite 100                                            Champion Circle/TCEP II
Carrollton, Texas 75006                                   Joint Venture
--------------------------------------------------------------------------------

                                 EXHIBIT "B"
                                      TO
             FOURTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT

              --------------------------------------------------

                                 EXHIBIT 5.6
                       FINANCING AND SECURITY AGREEMENT
                                    AMONG
                          NATIONSBANK OF TEXAS, N.A.
                                ULTRAK, INC.,
                         DENTAL VISION DIRECT, INC.,
                          DIAMOND ELECTRONICS, INC.,
              JAK PACIFIC VIDEO WARRANTY REPAIR SERVICES, INC.,
                            ULTRAK OPERATING, L.P.




                               SHARE OWNERSHIP

Ownership:

Ultrak, Inc. is publicly owned. Approximately thirty-two and 38/100 percent (32.38%) of the Voting Stock of Ultrak, Inc. and one hundred percent (100%) of the convertible preferred stock are owned of record and beneficially by George
K. Broady.

One hundred percent (100%) of the Voting Stock of Diamond Electronics, Inc. is owned of record and beneficially by Ultrak, Inc.

Ultrak Operating, L.P. is owned as follows: (i) a one percent (1.0%) general partnership interest is owned by Ultrak GP, Inc., A Delaware corporation, as sole general partner, and (ii) a ninety-nine percent limited partnership interest is owned by Ultrak LP, Inc., a Delaware corporation, as sole limited partner.

         One hundred percent (100%) of the Voting Stock of Ultrak GP, Inc., a Delaware corporation, is owned of record and beneficially by Ultrak, Inc.

         One hundred percent (100%) of the Voting Stock of Ultrak LP, Inc., a Delaware corporation, is owned of record and beneficially by Ultrak, Inc.

Stock options, warrants, etc.:

Ultrak, Inc:

         1. Non-qualified Employee Stock Option Plan - up to 833,334 shares of no par common stock at varying exercise prices.

         2. Convertible Preferred Stock - convertible into 406,981 shares of no par common stock.

         3. Petrus Warrants - pursuant to the 1992 loan agreement, as amended, 200,000 warrants issued to the Petrus Fund, L.P., exercisable for 200,000 shares of no par common stock